UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 18, 2022
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, rhode island 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 18, 2022, Summer Infant, Inc. (the “Company”) and its wholly owned subsidiary, Summer Infant (USA), Inc. (“Summer USA”), entered into Amendment No. 2 to the Loan and Security Agreement dated as of January 28, 2022, as amended by Amendment No. 1 dated as of March 16, 2022, among the Company and Summer USA. as borrowers, the guarantors from time to time party thereto, Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I, as lenders, and Wynnefield Capital, Inc., as agent for the lenders (the “Amendment”). The Amendment modified the borrowing terms to (i) permit the Company to request a standby term loan if, on the date of notice of borrowing and the date of the borrowing, the borrowing base certificate delivered pursuant to the Company’s existing loan and security agreement with Bank of America reflects availability (as defined in such agreement) equal to or less than $5,500,000 and (ii) reduce the period of time between borrowing requests from 30 days to 5 days, provided that, at all times prior to May 15, 2022, the aggregate principal amount of standby term loans shall not exceed $4,000,000. In connection with the Amendment, the Company requested and received additional borrowings of $1,000,000. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 to Loan and Security Agreement, dated as of April 18, 2022, among Summer Infant, Inc. and Summer Infant (USA), Inc. as borrowers, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders, and Wynnefield Capital, Inc., as agent and security trustee for the lenders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: April 19, 2022	By:	/s/ Bruce Meier
Bruce Meier
Interim Chief Financial Officer